Acquisitions	12 Months Ended
Dec. 31, 2014
Acquisitions

NOTE 3 — Acquisitions

2014 Acquisition Activity

In November 2014, we acquired Wotif Group, an Australian-based online travel company. The total consideration received by Wotif Group shareholders of $703 million Australian dollars (“A$”) or A$3.30 per share (approximately $612 million or $2.87 per share based on November 13, 2014 exchange rates) was comprised of A$51 million special dividend distributed by the Wotif Group to its shareholders prior to the acquisition by Expedia, Inc. and A$652 million (or approximately $568 million) in cash from Expedia, Inc. The Wotif Group adds to our collection of travel’s most trusted brands and enhances our supply in the Asia-Pacific region, while allowing Expedia to expose the Wotif Group to our world-class technology and its customers to our extensive global supply.

The aggregate purchase price consideration of $568 million was allocated to the fair value of assets acquired and liabilities assumed as follows, in thousands:

Goodwill	$350,093
Intangible assets with indefinite lives	125,762
Intangible assets with definite lives(1)	138,292
Net liabilities(2)	(43,429)
Deferred tax liabilities	(2,908)

Total	$567,810

(1)	Acquired definite-lived intangible assets primarily consist of supplier contracts and customer relationships and have estimated useful lives of between less than one year and 10 years with a weighted average life of 7.8 years.
(2)	Includes cash acquired of $36 million.

The goodwill of $350 million is primarily attributed to assembled workforce and operating synergies. The goodwill has been allocated to the Core OTA segment and is expected to be deductible for tax purposes. Acquisition-related costs were expensed as incurred within general and administrative expenses and were approximately $7 million.

During 2014, we completed three other acquisitions, including a leading online car rental reservation company in Europe, for a total consideration of $85 million, which included cash paid of $77 million and existing equity interest of $7 million. As a result of these acquisitions, we acquired net liabilities of $19 million, including cash of $48 million, as well as recorded deferred tax liabilities of $17 million, $70 million in goodwill and $51 million of intangible assets with definite lives with a weighted average amortization life of 6.1 years. In conjunction with our acquisition of consolidating interest in one of the companies, we remeasured our previously held equity interest to fair value at the acquisition date and recognized a gain of $3 million in other, net during the period.

Business combination accounting is preliminary and subject to revision while we accumulate all relevant information regarding the fair values of net assets acquired, and any change to the fair value of net assets acquired would be expected to lead to a corresponding change to the amount of goodwill recorded on a retroactive basis. The results of operations of the acquired companies, including the Wotif Group, have been included in our consolidated results from the transaction closing dates forward; the effect on consolidated revenue and operating income during 2014 was not significant. Pro forma results of operations have not been presented as such pro forma financial information would not be materially different from historical results.

2013 Acquisition Activity

During 2013, we completed the purchase of a 63% equity position (61.6% on a fully diluted basis) in trivago GmbH, a leading hotel metasearch company based in Germany. trivago was acquired due to the quality and strength of its product and brand and our belief that the company will continue to scale as it expands globally. In conjunction with the acquisition, we paid €434 million in cash, or approximately $564 million based on March 8, 2013 exchange rates, of which $554 million was paid to the shareholders of trivago and $10 million was used to settle a portion of an employee compensation plan. In addition, we agreed to issue 875,200 shares of Expedia, Inc. common stock to certain employee stockholders in five equal increments on or about each of the first through fifth anniversaries of the acquisition. The number of shares of Expedia common stock was calculated based on the aggregate value of €43 million using a thirty-day trailing average of closing trading prices and exchange rates prior to acquisition. During the first quarter of 2014, we issued the first increment of 175,040 shares of Expedia, Inc. common stock. Also in conjunction with the acquisition, we replaced certain employee stock-based awards of the acquiree, which related to pre-combination service, for an acquisition date fair value of $15 million.

As a result of the acquisition, we expensed $66 million to acquisition-related and other on the consolidated statements of operations during 2013, which included approximately $57 million in stock-based compensation related to the issuance of the 875,200 shares of common stock as the issuance was determined separate from the business combination and was not contingent upon any future service or other certain event except the passage of time as well as approximately $10 million for the amount paid to settle a portion of the employee compensation plan of trivago, which was considered separate from the business combination. The stock-based compensation expense was measured using the closing price of Expedia, Inc. common stock as of the acquisition date multiplied by the number of shares to be issued. Acquisition-related costs were expensed as incurred and were not significant. The aggregate purchase price consideration was $570 million, which included the cash paid to shareholders of trivago of $554 million as well as $15 million for replaced employee stock-based awards of the acquiree. The purchase price was allocated to the fair value of assets acquired and liabilities assumed as follows, in thousands:

Goodwill	$633,436
Intangible assets with indefinite lives	220,416
Intangible assets with definite lives(1)	136,281
Net assets(2)	19,064
Deferred tax liabilities	(111,379)
Redeemable noncontrolling interest	(343,984)

Total	$553,834

(1)	Acquired definite-lived intangible assets primarily consist of technology, partner relationship and non-compete agreement assets and have estimated useful lives of between 3 and 7 years with a weighted average life of 3.7 years.
(2)	Includes cash acquired of $13 million.

The value of the replaced employee stock-based awards of the acquiree was included in the purchase price allocation with a corresponding offset to redeemable noncontrolling interest, because the replacement awards were issued in subsidiary stock.

The goodwill of $633 million is primarily attributed to assembled workforce, operating synergies and potential expansion into other global markets. The goodwill has been allocated to the trivago segment and is not expected to be deductible for tax purposes.

The fair value of the 37% noncontrolling interest was estimated to be $344 million at the time of acquisition based on the fair value per share, excluding the control premium. The control premium was derived directly based on the additional consideration paid to certain shareholders in order to obtain control. The additional consideration was determined to be the best estimate to represent the control premium as it was a premium paid only to the controlling shareholders. In addition, the purchase agreement contains certain put/call rights whereby we may acquire and the minority shareholders of trivago may sell to us up to 50% and 100% of the minority shares of the company at fair value during the first quarter of 2016 and 2018, respectively. As the noncontrolling interest is redeemable at the option of the minority holders, we classified the balance as redeemable noncontrolling interest with future changes in the fair value above the initial basis recorded as charges or credits to retained earnings (or additional paid-in capital in absence of retained earnings). The put/call arrangement includes certain rollover provisions that, if triggered, would cause the minority shares to be treated as though they become mandatorily redeemable, and to be reclassified as a liability at the time such trigger becomes certain to occur. For further information on redeemable noncontrolling interest, see Note 12 — Redeemable Noncontrolling Interests.

trivago’s results of operations have been included in our consolidated results from the transaction closing date forward. Pro forma results of operations have not been presented as such pro forma financial information would not be materially different from historical results. During 2013, the acquisition accounted for approximately 4% of consolidated revenue for the year.

2012 Acquisition Activity

During 2012, we acquired VIA Travel, a travel management company in the Nordics. The following table summarizes the allocation of the purchase price, in thousands:

Goodwill	$129,156
Intangible assets with definite lives(1)	111,864
Net liabilities(2)	(28,913)

Total	$212,107

(1)	Primarily consist of customer and supplier relationship assets with a weighted average life of 8.1 years.
(2)	Includes cash acquired of $13 million.

The results of operations of the acquired business has been included in our consolidated results from the transaction closing date forward; the effect on consolidated revenue and operating income during 2012 was not significant.